                    Amendment to the Participation Agreement
                                      among
                           Delaware Group Premium Fund
                           Delaware Distributors, L.P.
             Allmerica Financial Life Insurance and Annuity Company
                                       and
                First Allmerica Financial Life Insurance Company

WHEREAS, Delaware Group Premium Fund, Delaware Distributors, L.P., Allmerica Financial Life Insurance and Annuity Company (formerly SMA Life Assurance Company) and First Allmerica Financial Life Insurance Company (formerly State Mutual Life Assurance Company of America) entered into a Participation Agreement on December 23, 1991 ("Participation Agreement"); and

WHEREAS, the Participation Agreement provides for the amendment of Schedules 1, 2 and 3 thereto by mutual written consent of the parties from time to time in accordance with the provisions of Article XI thereof, and the parties now wish to amend and restate in their entirety Schedules 1, 2 and 3; and

1. To replace Schedules 1, 2 and 3 of the Participation Agreement and any amendments thereto with the attached Schedules 1, 2 and 3 dated May 1, 2001.

2. All terms and conditions of the Participation Agreement and Schedules thereto shall continue in full force and effect except as modified hereby.

In witness whereof, each of the parties has caused this agreement to be executed in its name and on its behalf by its duly authorized representatives as of the date specified below.

DELAWARE GROUP PREMIUM FUND               By:       DELAWARE DISTRIBUTORS, L.P.
                                                    DELAWARE DISTRIBUTORS, INC.
                                                         (General Partner)

By:        /s/ David K. Downes                                By:       /s/ David K. Downes
           --------------------------                                   --------------------------
Name:      David K. Downes                                    Name:     David K. Downes
Title:     President                                          Title:    Executive Vice President

Date:           07/17/01                                      Date:           7/17/01
           --------------------------                                   --------------------------


ALLMERICA FINANCIAL LIFE INSURANCE                  FIRST ALLMERICA FINANCIAL LIFE
AND ANNUITY COMPANY                                 INSURANCE COMPANY

By:        /s/ Richard M. Reilly                              By:       /s/ Richard M. Reilly
           --------------------------                                   --------------------------
Name:      Richard M. Reilly                                  Name:     Richard M. Reilly
Title:     President                                          Title:    Vice President

Date:             08/24/01                                    Date:            08/24/01
           --------------------------                                   --------------------------

                                   SCHEDULE 1

       SEPARATE ACCOUNTS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY
         COMPANY ("AFLIAC") AND FIRST ALLMERICA FINANCIAL LIFE INSURANCE
                    COMPANY ("FAFLIC") INVESTING IN THE FUND

                                As of May 1, 2001

Name of Account                                              Date Established
---------------                                              ----------------
Separate Account VA-K                                        November 1, 1990
of AFLIAC

Separate Account VA-P                                        October 27, 1994
of AFLIAC

The VEL Account                                              June 3, 1987
of AFLIAC

The VEL II Account                                           January 21, 1993
of AFLIAC

VEL Account III                                              June 13, 1996
of AFLIAC

Inheiritage Account                                          September 15, 1993
of AFLIAC

Fulcrum Separate Account                                     June 13, 1996
of AFLIAC

Fulcrum Variable Life Separate Account                       June 13, 1996
of AFLIAC

Group VEL Account                                            May 1, 1995
of AFLIAC

Separate Account SPL-D                                       June 13, 1996
of AFLIAC

Separate Account IMO                                         June 13, 1996
of AFLIAC

Separate Account VA-K                                        August 20, 1991
of FAFLIC

Separate Account VA-P                                        August 20, 1991
of FAFLIC

VEL II Account                                               August 20, 1991
of FAFLIC

Inheiritage Account                                          August 20, 1991
of FAFLIC

Fulcrum Separate Account                                     June 13, 1996
of FAFLIC

Group VEL Account                                            November 13, 1996
of FAFLIC

Separate Account SPVL                                        June 13, 1996
of FAFLIC

                                   SCHEDULE 2

                           Variable Annuity Contracts
                      And Variable Life Insurance Policies
                         Supported by Separate Accounts
                              Listed on Schedule 1
                                As of May 1, 2001


ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

LIFE POLICIES

Individual VEL Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL and investing in shares of Delaware Group Premium Fund

Individual VEL II Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL II and investing in shares of Delaware Group Premium Fund

Individual VEL III Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL III and investing in shares of Delaware Group Premium Fund

Individual Inheiritage Variable Life Insurance Policies funded by sub-accounts of Separate Account Inheiritage and investing in shares of Delaware Group Premium Fund

Individual Fulcrum Variable Life Insurance Policies funded by sub-accounts of Fulcrum Variable Life Separate Account and investing in shares of Delaware Group Premium Fund

Group Variable Life Insurance Policies funded by sub-accounts of Group VEL Account and investing in shares of Delaware Group Premium Fund

Individual Variable Life Policies funded by sub-accounts of Separate Account IMO and investing in shares of Delaware Group Premium Fund (Class 2)

ANNUITY CONTRACTS

Individual Delaware Medallion Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual Delaware Golden Medallion Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual ExecAnnuity Plus Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund (Class 1 and Class 2)

Individual Allmerica Advantage Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund (Class 1 and Class 2)

Individual Allmerica Immediate Advantage Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual Allmerica Ultimate Advantage Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund (Class 2)

Individual Allmerica Accumulator Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund (Class 2)

Individual Allmerica Value Generation Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund (Class 2)

Individual Fund Quest Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund (Class 2)

Individual Pioneer Vision & Pioneer Vision 2 Variable Annuity Contracts funded by sub-accounts of Separate Account VA-P and investing in shares of Delaware Group Premium Fund (Class 2)

Individual Pioneer C-Vision Variable Annuity Contracts funded by sub-accounts of Separate Account VA-P and investing in shares of Delaware Group Premium Fund (Class 2)

Individual Pioneer No-Load Variable Annuity Contracts funded by sub-accounts of Separate Account VA-P and investing in shares of Delaware Group Premium Fund (Class 2)

Individual Pioneer Xtra Vision Variable Annuity Contracts funded by sub-accounts of Separate Account VA-P and investing in shares of Delaware Group Premium Fund (Class 2)

Individual Fulcrum Variable Annuity Contracts funded by sub-accounts of Fulcrum Separate Account and investing in shares of Delaware Group Premium Fund

Individual ExecAnnuity Plus/Allmerica Advantage Variable Annuity contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund (Class 1 and Class 2)

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

LIFE POLICIES

Individual VEL II Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL II and investing in shares of Delaware Group Premium Fund

Individual VEL III Variable Life Insurance Policies funded by sub-accounts of Separate Account VEL III and investing in shares of Delaware Group Premium Fund

Individual Inheiritage Variable Life Insurance Policies funded by sub-accounts of Separate Account Inheiritage and investing in shares of Delaware Group Premium Fund

Individual Allmerica Estate Optimizer Variable Life Insurance Policies funded by sub-accounts of Separate Account SPVL and investing in shares of Delaware Group Premium Fund

ANNUITY CONTRACTS

Individual Delaware Medallion Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund

Individual ExecAnnuity Plus Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund (Class 1 and Class 2)

Individual Allmerica Advantage Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund (Class 1 and Class 2)

Individual Allmerica Accumulator Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund (Class 2)

Individual Pioneer Vision & Pioneer Vision 2 Variable Annuity Contracts funded by sub-accounts of Separate Account VA-P and investing in shares of Delaware Group Premium Fund (Class 2)

Individual Pioneer C-Vision Variable Annuity Contracts funded by sub-accounts of Separate Account VA-P and investing in shares of Delaware Group Premium Fund (Class 2)

Individual Fulcrum Variable Annuity Contracts funded by sub-accounts of Fulcrum Separate Account and investing in shares of Delaware Group Premium Fund

Individual ExecAnnuity Plus/Allmerica Advantage Variable Annuity contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund (Class 1 and Class 2)

Individual Allmerica Value Generation Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund (Class 2)

Individual Fund Quest Variable Annuity Contracts funded by sub-accounts of Separate Account VA-K and investing in shares of Delaware Group Premium Fund (Class 2)

                                   SCHEDULE 3

                               Variable Contracts
                            Excluded from Section 1.8

                                As of May 1, 2001

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Individual Variable Annuity Contracts Marketed under the name "ExecAnnuity Plus"

Individual Variable Annuity Contracts Marketed under the name "Allmerica Advantage"

Individual Variable Annuity Contracts Marketed under the name "Allmerica Immediate Advantage"

Individual Variable Annuity Contracts Marketed under the name " Allmerica Ultimate Advantage "

Individual Variable Annuity Contracts Marketed under the name "Annuity Scout"

Individual Variable Annuity Contracts Marketed under the name " Fund Quest"

Individual Variable Annuity Contracts Marketed under the name "Allmerica Accumulator"

Individual Variable Annuity Contracts Marketed under the name "Pioneer Vision & Pioneer Vision 2"

Individual Variable Annuity Contracts Marketed under the name "Pioneer C-Vision"

Individual Variable Annuity Contracts Marketed under the name "Pioneer Xtra Vision"

Individual Variable Annuity Contracts Marketed under the name "Pioneer No-Load"

Individual Variable Annuity Contracts Marketed under the name "Fulcrum"

Individual Variable Life Insurance Policies Marketed under the name "VEL"

Individual Variable Life Insurance Policies Marketed under the name "VEL Plus"

Individual Variable Life Insurance Policies Marketed under the name "VEL II"

Individual Variable Life Insurance Policies Marketed under the name "Allmerica Estate Optimizer"

Individual Variable Life Insurance Policies Marketed under the name
"Inheiritage"

Individual Variable Life Insurance Policies Marketed under the name "Fulcrum Variable Life (SPVUL)"

Group Variable Life Insurance Policies Marketed under the name "Group VEL"

Individual Variable Life Insurance Policies Marketed under the name "VUL 2001"

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

Individual Variable Annuity Contracts Marketed under the name "ExecAnnuity Plus"

Individual Variable Annuity Contracts Marketed under the name "Allmerica Advantage"

Individual Variable Annuity Contracts Marketed under the name "Allmerica Accumulator"

Individual Variable Annuity Contracts Marketed under the name "Pioneer Vision & Pioneer Vision 2"

Individual Variable Annuity Contracts Marketed under the name "Pioneer C-Vision"

Individual Variable Annuity Contracts Marketed under the name "Fulcrum"

Individual Variable Life Insurance Policies Marketed under the name "VEL II"

Individual Variable Life Insurance Policies Marketed under the name "Allmerica Estate Optimizer"

Individual Variable Life Insurance Policies Marketed under the name
"Inheiritage"

Group Variable Life Insurance Policies Marketed under the name "Group VEL"